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The Mexico Fund, Inc.
--------------------------------------------------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President
 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
--------------------------------------------------------------------------------

 ---------------------------------
  ------------------------------
  ----------------------------


                                   The Mexico
                                   Fund, Inc.
                                  (Unaudited)
    ----------------------
                               Semi-Annual Report
                                 April 30, 2000
  ----------------------------
  ------------------------------


  ------------------------------
                             www.themexicofund.com
 ---------------------------------

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

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The Mexico Fund, Inc.
Semi-Annual Report
April 30, 2000
Highlights




  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexi-can Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.

 . The first half of the Fund's fiscal year 2000 ended April 30, 2000.

 . On July 2, 2000, Mexico will have Presidential, Congressional and some Guber-natorial elections. The winning candidates will take office on December 1, 2000.

 . Mexico's economic activity continued to grow dynamically as the country's gross domestic product (GDP) increased 7.9% during the first quarter of cal-endar 2000.

 . During the first quarter of 2000, Mexico's current account deficit totaled
  $4.2 billion. Direct foreign investment totaled $3.1 billion, financing the equivalent of 73% of the current account deficit.

 . The rate of exchange of the Mexican peso against the dollar ended April 2000 at Ps. 9.40 per dollar, but increased to around Ps. 10.00 by the end of June 2000.

 . Inflation rates have declined to one-digit levels. At the end of the 12-month period ended May 31, 2000, the inflation rate was 9.5%, compared with 12.3% at the end of 1999.

 . Interest rates on the 28-day Cetes (treasury bills) have experienced a de-clining trend, but ended June 2000 at 17.0%, compared with 16.3% at the end of 1999.

 . During the second quarter of fiscal 2000, the Fund's market price decreased
  4.7% while its net asset value (NAV) per share remained unchanged, compared with a 3.1% increase for the Mexican Stock Exchange ("Bolsa") index.

 . The Fund's discount between its market price and NAV ended April 2000 at a level of 30.9% and ended May 2000 at 32.5%.

 . The Bolsa has been negatively influenced by the volatility of international stock markets and concerns surrounding the US economy, interest rates, and worldwide stock markets. The Bolsa index declined almost 30% through the end of May 2000 since it reached its maximum historical level in early March.

 . The Fund's Web site--www.themexicofund.com--provides, among other useful in-formation, the Fund's daily market price and NAV per share and its portfolio holdings within the first five business days after the end of each fiscal quarter.

 . The Board of Directors declared a cash dividend of 8.5 cents per share, after deduction of 0.5 cents for Mexican withholding taxes on dividends received by the Fund. The dividend is payable on July 31, 2000 to shareholders of record as of June 30, 2000 and is comprised entirely of net investment income.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
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Economic and Political Environment

On July 2, 2000, Mexico will hold Presidential, Congressional and several Gu-bernatorial elections. By the time shareholders receive this Report, the elec-tion process should be over, and certainly the name of the elected President and other public officials should be well known. The three leading Presiden-tial Candidates were, in alphabetical order, Cuauhtemoc Cardenas (for the op-position alliance formed by the PRD and four other political parties), Vicente Fox (for the opposition alliance formed between the PAN and the PV) and Fran-cisco Labastida (of the PRI). The winning candidate will take office on Decem-ber 1, 2000.

As a result of the North American Free Trade Agreement, Mexico continues to be the second largest trade partner of the United States. According to figures provided by the US Department of Commerce, total trade between Mexico and the US amounted to $57.56 billion during the first calendar quarter of 2000, com-pared with $101.34 billion and $50.54 billion for Canada and Japan, respec-tively.

Mexico's economic activity continues to show a dynamic performance. During the first quarter of calendar 2000, the country's GDP increased 7.9% on an annualized rate, significantly higher than the 3.7% growth achieved during 1999. Double-digit growth rates were reported in the commerce, restaurants and hotels sector, which registered the most dynamic performance with an increase of 15.0%, and in the transportation sector which increased 11.9%. The manufac-turing industry increased 9.4%, the energy sector 7.2%, the construction sec-tor 6.9%, the mining sector 3.0% and the primary sector 0.9%. Economic ana-lysts estimate that during year 2000 Mexico's GDP will expand by approximately 5.5%.

During the first quarter of 2000, Mexico's current account deficit amounted to $4.2 billion, 20% higher than during the same period of 1999. Within the cur-rent account deficit, the trade balance deficit contributed with $1.4 billion and was 9.3% lower than one year earlier. During the same period, Mexico's to-tal exports increased 26.9% to $38.0 billion while total imports increased 26.2% to $39.3 billion. At the same time, direct foreign investment into Mex-ico amounted to $3.1 billion and financed 73% of the current account deficit.

Mexico's total international reserves at Banco de Mexico (Central Bank) are now near their highest historical level and amounted to approximately $32 bil-lion at the end of June 2000. Although the Mexican currency continued to show signs of strength during this second fiscal quarter, the exchange rate has re-flected some deterioration in recent weeks, as it increased from Ps. 9.40 at the end of April 2000, to around Ps. 10.00 by the end of June 2000.

Mexico's inflation rates have decreased substantially. At the end of May 2000, the 12-month inflation rate was 9.5%, compared with 12.3% for 1999, anticipat-ing the target set by the Central Bank of reaching a one-digit inflation rate by the end of 2000. Strict adherence to the current administration's monetary policy and the strong performance of the peso con-

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tinued to contribute to this declining inflation trend.

The interest rates paid on 28-day Cetes decreased from 16.3% at the end of 1999 to 15.5% at the end of April 2000. The recent upgrade of Mexico's credit rating by Moody's and S&P has contributed to this reduction of domestic inter-est rates. Since then, however, the volatility experienced in international financial markets and the electoral environment in Mexico have pushed interest rates to levels of around 17.0% at the end of June 2000.

The price of the Mexican oil mix increased to approximately $27 per barrel by the end of June 2000, from $22.14 at the end of 1999. Despite the lower volume of Mexican oil exports that resulted from a multilateral agreement intended to boost international oil prices, Mexican oil exports increased almost 150% dur-ing the first quarter of 2000.

The Bolsa and the Fund's Performance

The Mexican Bolsa index registered a volatile performance during the second quarter of fiscal 2000. After a historical high of 8,320 points was reached on March 9, which was 19% higher than at the end of 1999, the volatility experi-enced in international financial markets affected the Mexican market and the index declined 30% to 5,961 points at the end of May 2000. Some of the factors that contributed to this volatile performance included the uncertainty sur-rounding the US economy and interest rates, and the market price decline suf-fered by several US technology companies. During the Fund's first half of fis-cal 2000, the Bolsa index increased 24.5%, but increased only 3.1% during the second fiscal quarter.
This volatile trend of the Bolsa index has also been reflected in the Fund's performance and market discount. According to figures provided by Lipper Ana-lytical Services, Inc., during the first half of fiscal 2000, the Fund's mar-ket price and NAV per share increased 5.8% and 11.8%, respectively, while dur-ing the second quarter of fiscal 2000, the market price decreased 4.7% and the NAV per share remained unchanged. The discount between the Fund's market price and NAV per share ended April 2000 at 31% and remained at similar levels through the end of June.

It is now a common practice of the investment community to compare the perfor-mance of funds with that of certain "benchmark" indices. In the case of the Fund, the most common benchmarks used by investors are the Bolsa's Price and Quotations Index ("IPC" for its spanish initials), the International Finance Corporation Mexico Global Index or the Morgan Stanley Capital International Mexico Index. The IPC, considered the leading index of the Mexican Stock Ex-change, is comprised of the 35 most actively traded series of securities listed on the Bolsa. Telmex and its parent company Telecom, because of their significant market capitalization, represent 29% and 10% of the IPC, respec-tively. By contrast, consistent with its investment objective, policies and procedures, the Fund's portfolio is not as heavily weighted to these two is-suers. Accordingly, the Fund's performance and that of the IPC cannot be com-pared directly.

During fiscal year 1999 and the first six months of fiscal year 2000, the Fund's perfor-

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mance was significantly below that recorded by the IPC. A substantial part of the discrepancy is due to the extraordinary performance of Telmex and the telecommunications, media and financial sectors generally. Given their weight-ing in the IPC, the IPC rose dramatically during fiscal year 1999 by 40%, com-pared to a less pronounced Fund NAV increase of 29%. Similarly, during the first half of fiscal year 2000, the IPC increased 3.1% while the Fund's NAV remained unchanged. The Fund also underperformed the IPC due to the composi-tion and selection of the Fund's portfolio. Unlike the IPC, or any other in-dex, the Fund is a managed investment vehicle. Portfolio management involves judgment with regard to the fundamental financial situation and growth pros-pects of each portfolio company and market sector. Certain portfolio holdings, including those considered to belong to the "old economy", were out of favor at present yet represent attractive opportunities, in the Investment Adviser's view, consistent with the Fund's long-term investment objective. Finally, any comparison of the performance of the Fund and the IPC must take into account the diversification and sector concentration limitations, which are essential components of the Fund's investment structure.

Several fundamental indicators continue to suggest that market prices of Mexi-can listed companies show modest valuations. At the end of April 2000, the av-erage price-earnings (PE) and price-book value (PBV) ratios of the Bolsa were
8.71 and 1.28 times, respectively. Although not totally comparable, the aver-age PE ratios of the Dow Jones Industrial Average and S&P 500 indices in the US were approximately 22 and 28 times, respectively. More importantly, the Bolsa's average enterprise value to EBITDA ratio (EV/EBITDA), is currently at a level of 6.93 times, 60% lower than its historical high of 17 times reached in February 1994.

Declaration of Dividend.

The Board of Directors has declared a cash dividend of 8.5 cents per share, payable on July 31, 2000 to shareholders of record on June 30, 2000. In addi-tion, the Fund will elect to pass through to U.S. shareholders as gross income for Federal income tax purposes their proportionate share of Mexican income taxes paid by the Fund, amounting to 0.5 cents per share, resulting in gross income of 9.0 cents per share. U.S. shareholders may claim a foreign tax credit or deduction for U.S. federal income tax purposes for the amount of the Mexican tax. The dividend is comprised entirely of net investment income.

Shareholders enrolled in the Dividend Reinvestment Plan will receive their distribution in shares of common stock of the Fund. Shareholders whose divi-dend distributions are additionally subject to withholding of U.S. tax by the Fund will receive cash or shares, as the case may be, net of the amount of ap-plicable U.S. withholding tax.

The full amount of the dividend, whether received in cash or in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment Plan, plus the amount of the Mexican tax passed through to shareholders, will

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be reportable by U.S. taxpayers on their Federal income tax returns and may be subject to applicable state and local taxes.

Portfolio Strategy

During the second quarter of fiscal 2000, the Fund continued to reduce some of its investments in securities with limited liquidity and smaller market capi-talization in order to increase its exposure to the telecommunications, bank-ing, retail and media sectors. At the same time, the Fund also reduced its ex-posure to some issuers in the beverages, cement and consumer goods sectors. Some of these transactions were made in order to comply with diversification requirements applicable to the Fund. This Report includes for your reference a summary description of the Fund's ten largest holdings, which at the end of April 2000 represented approximately 62% of its total net assets.

The Fund publishes on its Web site, located at www.themexicofund.com, its in-vestment portfolio as of the end of each fiscal quarter, updated within five business days after the closing of the fiscal quarter. Accordingly, the Fund's investment portfolio, as reported on the Web site, is updated during the first five business days of February, May, August and November. The Fund's invest-ment portfolio as of April 30, 2000 has been posted on the Web site since early May 2000.

Investor Relations

The Fund's Web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most impor-tant historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via ordinary mail a copy of the Fund's 1999 Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's Web site will be a useful resource for information and we will continue working to improve it.

The Fund continues to offer a convenient e-mail service as another way for shareholders and potential investors to obtain additional information and to contact Fund management. Please direct your e-mail inquiries to:

  Investor Relations Office
  investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Adviser dis-tributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's Web site or receive it via ordinary mail. Please request this report through the Fund's Web site or write to the Investment Adviser at:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St. 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

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--------------------------------------------------------------------------------

  The Fund also has a toll free telephone number and an information agent, Mor-row & Co. Inc. in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please refer your information requests to:

  Morrow & Co., Inc.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

The Fund also has a toll free telephone number and an information agent, Morrow & Co. Inc., in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund mate-rials. Please refer your information requests to:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

  The Fund's dividend reinvestment plan and transfer agent is:

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Securities Lending Program

On March 7, 2000, the Fund re-established a Securities Lending Program (the "Program"). During the first three months of operation, income generated by the Program amounted to $94,000, which will be added to the net investment income to be distributed to shareholders.

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a share-holder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares

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of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nomi-nee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a dis-tribution had the shareholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,


/s/ Jose Luis Gomez Pimienta           /s/ Juan Gallardo T.
Jose Luis Gomez                        Juan Gallardo T.
Pimienta                               Chairman of the Board
President

June 27, 2000.

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Description of the Fund's Ten Largest Holdings as of April 30, 2000.

1. Telefonos de Mexico, S.A. de C.V. (13.13%)

Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data and video transmission services. Since its privatization in 1990, Telmex has aggressively modernized and has emerged as a leader in telecommunication services in Latin America. Starting in 1999, Telmex provides telecommunication services in the United States and Guatemala.

2. Wal-Mart de Mexico, S.A. de C.V. (10.41%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. Walmex has a total of 460 units in 43 cities in Mexico, which includes supermarkets, retail stores and restau-rants.

3. Carso Global Telecom, S.A. de C.V. (9.82%)

This company is dedicated to the telecommunications business and is the con-trolling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service pro-vider in the United States, have traded on the NASDAQ since February 1999.

4. Grupo Modelo, S.A. de C.V. (5.64%)

Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 58%. The group owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also im-ports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

5. Kimberly Clark de Mexico, S.A. de C.V. (5.41%)

The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market position in every product category where it competes. Products sold by the company in-clude tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

6. Grupo Televisa, S.A. (5.39%)

Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribution of tele-vision programming, direct-to-home satellite services, publishing, music re-cording, cable television, radio production and broadcasting, professional sports and show business promotion, paging services, feature film production and distribution and special events promotion and dubbing. Televisa also has an uncosolidated equity stake in Univision, the leading Spanish-language televi-sion company in the United States, and is about to launch an internet portal.

7. Fomento Economico Mexicano, S.A. de C.V. (5.07%)

Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

8. Cemex, S.A. de C.V. (4.94%)

Cemex is the world's third largest cement producer. The company and its subsid-iaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex produces and operates in 30 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Vene-zuela, Panama and the Dominican Republic and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

9. Apasco (4.28%)

The Apasco Group is an organization founded in 1928, dedicated to the produc-tion and commercialization of cement, ready-mixed concrete, aggregates and other related products and services. Apasco is the second largest producer of cement and ready-mixed concrete in Mexico and the company also has market pres-ence in Honduras and El Salvador. Holderbank, the world's leading producer of cement, holds a majority position in Apasco.

10. Grupo Carso, S.A. de C.V. (3.37%)

Carso is a diversified holding company with interests in key sectors of the Mexican economy such as telecommunications, consumer goods, retail, construc-tion, autoparts and mining. The company holds large market shares in most of the businesses in which it participates and its strategy consists of acquiring controlling interests in undervalued companies to maximize their long-term growth and value.

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                Percent
                         Shares                                        Value    of Net
 Industries               Held      Common Stock (96.87%)    Series  (Note 1)   Assets
---------------------------------------------------------------------------------------
                                  Fomento Economico
                                   Mexicano, S.A. de
 Beverages         (c) 14,100,000  C.V. ..................    UBD   $56,013,082   5.07%
                                  Grupo Continental,
                        9,422,000  S.A. ..................      *    11,223,825   1.01
                                  Grupo Modelo, S.A. de
                       29,492,000  C.V. ..................      C    62,296,439   5.64
                                                                    -----------  -----
                                                                    129,533,346  11.72
---------------------------------------------------------------------------------------
 Cement
  Industry         (c)  7,758,000 Apasco, S.A. de C.V. ...      *    47,280,728   4.28
                       12,478,000 Cemex, S.A. de C.V. ....    CPO    54,148,309   4.90
                                                                    -----------  -----
                                                                    101,429,037   9.18
---------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 Communications    (a) 40,147,976  S.A. de C.V. ..........     A1   108,461,879   9.82
                                  Telefonos de Mexico,
                   (c) 19,000,000  S.A. de C.V. ..........      A    56,583,706   5.12
                                  Telefonos de Mexico,
                   (c) 30,250,000  S.A. de C.V. ..........      L    88,478,515   8.01
                                                                    -----------  -----
                                                                    253,524,100  22.95
---------------------------------------------------------------------------------------
 Conglomerates     (c) 11,835,000 Alfa, S.A. de C.V. .....      A    36,693,283   3.32
                (a)(c) 41,575,276 Desc, S.A. de C.V. .....      B    29,361,820   2.66
                                  Grupo Carso, S.A. de
                (a)(c) 10,990,000  C.V. ..................     A1    37,229,472   3.37
                                  Grupo Imsa, S.A. de
                        3,105,000  C.V. ..................    UBC     4,458,360   0.40
                   (a)    714,000 Savia, S.A. de C.V. ....      A     4,131,206   0.38
                                                                    -----------  -----
                                                                    111,874,141  10.13
---------------------------------------------------------------------------------------
 Construction &                   Consorcio ARA, S.A. de
 Housing           (a)  6,946,000  C.V. ..................      *     8,628,939   0.78
                                  Corporacion Geo, S.A. de
                   (a)  2,480,000  C.V. ..................      B     5,750,266   0.52
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                       12,600,000  C.V. ..................      *     4,824,505   0.44
                                                                    -----------  -----
                                                                     19,203,710   1.74
---------------------------------------------------------------------------------------
 Consumer
 Products for                     Kimberly-Clark de
 Personal Care         18,502,000  Mexico, S.A. de C.V. ..      A    59,823,527   5.41
---------------------------------------------------------------------------------------
                                  Corporacion
                                   Interamericana de
                                   Entretenimiento, S.A.
 Entertainment     (a)  5,499,495  de C.V. ...............      B    22,431,997   2.03
---------------------------------------------------------------------------------------
 Financial                        Grupo Financiero Banamex
  Groups           (a)  5,927,000  Accival, S.A. de C.V. .      O    21,433,525   1.94
                                  Grupo Financiero
                                   Bancomer, S.A. de
                (a)(c) 27,550,000  C.V. ..................      O    12,277,654   1.12
                                  Grupo Financiero
                   (a)  4,227,000  Inbursa, S.A. de C.V. .      O    17,174,154   1.55
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)        --   Trust..................                  --    0.00
                                                                    -----------  -----
                                                                     50,885,333   4.61
---------------------------------------------------------------------------------------
                                  Grupo Bimbo, S.A. de
 Food              (a) 26,090,000  C.V. ..................      A    33,521,293   3.03
                                  Grupo Industrial Maseca,
                   (c) 17,000,000  S.A. de C.V. ..........      B     7,865.345   0.71
                                                                    -----------  -----
                                                                     41,386,641   3.74
---------------------------------------------------------------------------------------

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 2000 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                     Percent
                                                                          Value      of Net
 Industries             Shares Held Common Stock (Continued)   Series    (Note 1)    Assets
--------------------------------------------------------------------------------------------
 Iron & Steel
  Industry          (a)   1,000,000 Hylsamex, S.A. de C.V. .    BCP        1,837,907   0.17%
                                    Tubos de Acero de
                          1,000,000  Mexico, S.A. ..........      *       14,358,647   1.30
                                                                      -------------- ------
                                                                          16,196,554   1.47
--------------------------------------------------------------------------------------------
 Media              (a)  19,000,000 Grupo Televisa, S.A. ...    CPO       59,513,933   5.39
                                    TV Azteca, S.A. de
                    (a)  13,000,000  C.V. ..................    CPO        8,932,142   0.81
                                                                      -------------- ------
                                                                          68,446,075   6.20
--------------------------------------------------------------------------------------------
 Mining                             Grupo Mexico, S.A. de
  Industry                7,750,000  C.V. ..................      B       31,652,840   2.87
                                    Industrias Penoles, S.A.
                          1,852,000  de C.V. ...............      *        3,821,400   0.34
                                                                      -------------- ------
                                                                          35,474,240   3.21
--------------------------------------------------------------------------------------------
                                    Controladora Comercial
                                     Mexicana, S.A. de
 Retail Trade            11,770,000  C.V. ..................    UBC       12,343,352   1.12
                                    Grupo Elektra, S.A. de
                          7,000,000  C.V. ..................    CPO        6,819,826   0.62
                                    Grupo Sanborns, S.A. de
                    (a)   4,250,000  C.V. ..................    B-1        7,340,991   0.66
                                    Organizacion Soriana,
                    (a)   4,650,000  S.A. de C.V. ..........      B       18,472,399   1.67
                                    Wal-Mart de Mexico, S.A.
                 (a)(c)  16,232,807  de C.V. ...............      C       34,703,193   3.14
                                    Wal-Mart de Mexico, S.A.
                 (a)(c)  34,696,784  de C.V. ...............      V       80,265,375   7.27
                                                                      -------------- ------
                                                                         159,945,136  14.48
--------------------------------------------------------------------------------------------
                                    Total Common Stock
                                     (Identified Cost--
                                     $568,768,688)..........          $1,070,153,837  96.87
--------------------------------------------------------------------------------------------
                                                                                     Percent
                                      Short-Term Securities               Value      of Net
 Securities             Face Value           (9.61%)                     (Note 1)    Assets
--------------------------------------------------------------------------------------------
                        $36,430,051 Bancomer, S.A., 13.00%,
                                     dated 04/28/00, due
                                     05/02/00, repurchase
                                     price $36,482,672,
 Repurchase                          collateralized by
 Agreements                          Udibonos...............          $   36,430,051   3.30%
                         69,690,750 Lehman Brothers, Inc.,
                                     5.80%, dated 04/28/00,
                                     due 05/01/00,
                                     repurchase price
                                     $69,724,434,
                                     collateralized by U.S.
                                     Government Agency
                                     Securities.............              69,690,750   6.31
                                                                      -------------- ------
                                                                         106,120,801   9.61
--------------------------------------------------------------------------------------------
                                    Total Short-Term
                                     Securities (Identified
                                     cost--$106,120,801)....             106,120,801   9.61
                                    Total Investments
                                     (Identified cost--
                                     $674,889,489)..........           1,176,274,638 106.48
                                    Liabilities in Excess of
                                     Other Assets...........            (71,490,337) (6.48)
                                                                      -------------- ------
                                    Net Assets Equivalent to
                                     $21.87 per share on
                                     50,506,925 shares of
                                     capital stock
                                     outstanding (Note 7)...          $1,104,784,301 100.00%
                                                                      -------------- ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.
(c) Securities are partially on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $568,768,688)..  $1,070,153,837
 Short term securities (identified cost --
   $106,120,801).................................     106,120,801
                                                   --------------
  Total investments (identified cost --
    $674,889,489)................................                 $1,176,274,638
Cash.............................................                         23,888
Dividends receivable.............................                      1,830,653
Receivables from securities sold.................                        412,484
Interest receivable..............................                         73,150
Prepaid Mexican withholding taxes (Note 1).......                        253,071
Other............................................                          8,625
                                                                  --------------
  Total assets...................................                  1,178,876,509
                                                                  --------------
Liabilities:
Payable upon return of securities loaned (Note
 1)..............................................                     69,690,750
Payables for securities purchased................                      3,413,217
Investment adviser (Notes 2 and 3)...............                        750,013
Accrued expenses and other liabilities...........                        238,228
                                                                  --------------
  Total liabilities..............................                     74,092,208
                                                                  --------------
Net Assets -- Equivalent to $21.87 per share on
 50,506,925 shares of capital stock outstanding
 (Note 7)........................................                 $1,104,784,301
                                                                  ==============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)      For the Six Months Ended April 30, 2000
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends...........................................  $ 6,524,335
 Interest and discounts earned.......................    3,132,700
 Income from securities loaned, net..................       57,571
                                                       -----------
 Total income........................................               $  9,714,606
Expenses:
 Investment advisory fee (Note 2)....................    3,923,820
 Administrative services (Note 3)....................      175,000
 Value-added taxes (Note 1)..........................      633,252
 Printing, distribution and mailing of shareholder
  reports............................................      105,638
 Legal fees..........................................      161,432
 Directors' fees.....................................       75,574
 Directors' and Officers' expenses...................       27,745
 Accounting and audit fees...........................       50,943
 Custodian fees (Note 5).............................       49,863
 Transfer agent and dividend disbursement fees.......       10,500
 Shareholders' information...........................      111,257
 Stock exchange fees.................................       24,073
 Insurance...........................................       37,714
 Miscellaneous.......................................       62,151
                                                       -----------
 Operating expenses..................................                  5,448,962
                                                                    ------------
 Net investment income (Note 1)......................                  4,265,644
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency
 transactions (Notes 1 and 6):
 Proceeds from sales.................................   81,245,451
 Cost of securities sold.............................   51,258,186
                                                       -----------
 Net realized gain on investments....................   29,987,265
 Net realized gain from foreign currency                 1,374,403
  transactions.......................................
                                                       -----------
 Net realized gain on investments and foreign
  currency transactions..............................                 31,361,668
Increase in net unrealized gain (loss) on investments
 and translation of assets and liabilities
 in foreign currency:
Investments:
 End of period (Note 6)..............................  501,385,149
 Beginning of period.................................  419,910,947
                                                       -----------
 Increase in net unrealized gain on investments......   81,474,202
Translation of assets and liabilities in foreign
 currency:
 End of period.......................................     (273,235)
 Beginning of period.................................     (304,016)
                                                       -----------
 Decrease in net unrealized loss on translation of
  assets and liabilities in foreign currency.........       30,781
                                                       -----------
 Increase in net unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency...........................................                 81,504,983
                                                                    ------------
Net Increase in Net Assets Resulting from Operations.               $117,132,295
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                              For the
                                          Six Months Ended        For the
                                           April 30, 2000        Year Ended
                                            (Unaudited)       October 31, 1999
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income...................   $    4,265,644       $ 20,388,489
Net realized gain on investments and
 foreign currency transactions..........       31,361,668          1,107,534
Increase in net unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency....       81,504,983        206,280,504
                                           --------------       ------------
Net increase in net assets resulting
 from operations........................      117,132,295        227,776,527
Dividends to shareholders from net
 investment income......................         (974,784)       (22,925,093)
                                           --------------       ------------
 Total increase in net assets...........      116,157,511        204,851,434
Net Assets:
Beginning of period.....................      988,626,790        783,775,356
                                           --------------       ------------
End of period...........................   $1,104,784,301 (A)   $988,626,790 (A)
                                           ==============       ============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(6,221,282) as of April 30, 2000 and $(10,886,545) as of October 31, 1999.

--------------------------------------------------------------------------------

                           For the
                         Six Months
                         Ended April          For the Year Ended October 31,
The Mexico Fund, Inc.     30, 2000    ----------------------------------------------------
Financial Highlights     (Unaudited)    1999      1998         1997       1996      1995
---------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period.... $    19.57   $  15.52  $  23.49    $    17.33  $  13.80  $  33.48
                         ----------   --------  --------    ----------  --------  --------
 Net investment income
  (Note 1)..............       0.08       0.40      0.39**        0.40      0.50      0.59**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......       2.24       4.10     (7.48)**       6.16      3.46    (19.21)**
                         ----------   --------  --------    ----------  --------  --------
Total from investment
 operations.............       2.32       4.50     (7.09)**       6.56      3.96    (18.62)**
                         ----------   --------  --------    ----------  --------  --------
Less Dividends and
 Distributions:
 Dividends to
  shareholders from net
  investment income.....      (0.02)     (0.45)    (0.23)        (0.38)    (0.43)      --
 Distributions to
  shareholders from net
  capital gains.........        --         --      (0.60)        (0.02)      --      (0.01)
                         ----------   --------  --------    ----------  --------  --------
Total dividends and
 distributions..........      (0.02)     (0.45)    (0.83)        (0.40)    (0.43)    (0.01)
                         ----------   --------  --------    ----------  --------  --------
 Tax return of capital..        --         --        --            --        --      (0.05)
                         ----------   --------  --------    ----------  --------  --------
 Capital charge
  resulting from
  issuance of fund
  shares................        --         --      (0.05)          --        --      (1.00)
                         ----------   --------  --------    ----------  --------  --------
 Net asset value, end of
  period................ $    21.87   $  19.57  $  15.52    $    23.49  $  17.33  $  13.80
                         ==========   ========  ========    ==========  ========  ========
 Market value per share,
  end of period......... $    15.13   $  14.31  $  11.25    $    18.69  $  14.13  $  12.25
                         ==========   ========  ========    ==========  ========  ========
Total investment return
 based on market value
 per share..............      5.81%     31.92%   (36.70%)       35.03%    18.77%   (60.79%)
Ratios to Average Net
 Assets:
 Expenses...............     0.92%*      0.98%     0.93%         0.91%     1.00%     1.14%
 Net investment income..     0.72%*      2.14%     1.87%         1.80%     2.93%     3.24%
Supplemental Data:
 Net assets at end of
  period (in 000's)..... $1,104,784   $988,627  $783,775    $1,167,893  $861,750  $685,896
 Portfolio turnover
  rate..................      7.37%      6.40%     3.69%         7.58%     9.57%    10.61%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                             (Amounts in thousands,
                                            except per share amounts)
                                    -------------------------------------------
                                       Quarter Ended         Quarter Ended
                                       April 30, 2000       January 31, 2000
                                    --------------------- ---------------------
                                      Total     Per Share   Total     Per Share
                                    ----------  --------- ----------  ---------
Investment Income.................. $    6,420   $ 0.13   $    3,295   $ 0.07
Net Investment Income.............. $    3,651   $ 0.07   $      615   $ 0.01
Net realized gain on investments... $   17,040   $ 0.34   $   12,947   $ 0.26
Net realized gain from foreign
 currency transactions............. $      846   $ 0.02   $      528   $ 0.01
(Decrease) increase in net
 unrealized gain on investments.... $  (21,816)  $(0.43)  $  103,290   $ 2.05
Decrease (increase) in net
 unrealized loss on translation of
 assets and liabilities in foreign
 currency.......................... $       65   $ 0.00   $      (34)  $ 0.00
Net assets......................... $1,104,784   $21.87   $1,104,998   $21.88

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses for the period. Actual results could differ from those esti-mates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of op-erations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund rea-sonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.


 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2000 was Ps.9.402 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued inter-est, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the six months ended April 30, 2000, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such in-come to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

 In March 2000, the Board approved Cantor Fitzgerald & Co. ("Cantor"), as the lending agent for the Fund. Since March 7, 2000, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. The gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and may pay a commission to the lending agent. Under the agreement, Cantor also reimburses to the Fund the custodian fees. In order to protect against the risk of failure by the bor-rower to return the securities loaned or any delay in the delivery of such se-curities, each loan is collateralized by U.S. dollars (cash), securities is-sued or guaranteed by the U.S. government or its agencies or instrumentali-ties, or irrevocable stand-by letters of credit issued by U.S. banks. The col-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
lateral is maintained at all times in an amount equal to at least 105 percent of the current market value of the loaned securities. At April 30, 2000, the value of securities loaned and collateral received thereon were as follows:

Value of Securities Loaned......................................... $ 63,362,638
                                                                    ============
Value of Collateral Received....................................... $ 69,690,750
                                                                    ============

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accor-dance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2001. The annual fee payable to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental author-ities gave approval to the Trustee for the transfer of the total assets and li-abilities of the Trust to the Fund. On February 27, 1998, the Funds sharehold-ers approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $50,457. Due to the na-ture of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock...................................................... $107,953,405
                                                                   ------------
  Total Purchases................................................. $107,953,405
                                                                   ============
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock...................................................... $ 81,245,451
                                                                   ------------
  Total Sales..................................................... $ 81,245,451
                                                                   ============

 As of April 30, 2000, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $501 million, of which approximately $558 million related to appreciated securities and approx-imately $57 million related to depreciated securities. The aggregate cost of investments in common stocks at April 30, 2000 for Federal income tax purposes was approximately $569 million.

7. Capital Stock:

 At April 30, 2000, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan un-less they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $ 29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $ 15,078,787.

As of April 30, 2000, net assets were comprised of the following:

Common stock................................................ $   50,506,925
Additional paid-in capital..................................    576,466,300
Accumulated net investment loss.............................     (6,221,282)
Accumulated net realized loss on investments................    (17,079,556)(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency.................    501,111,914
                                                             --------------
                                                             $1,104,784,301
                                                             ==============

-------
(A) ($26,797,013) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment in-come as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund has net capital loss carryforwards at April 30, 2000 of approximately $26,797,000 expiring in 2007.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9. Investments:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of April 30, 2000, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.